C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries
Years Ended December 31, 2021, 2020 and 2019
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements
Years Ended December 31, 2021, 2020, and 2019

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
Opinion
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”).
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP

Kansas City, Missouri
April 26, 2022

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31
	2021	2020
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($31,731.1 million and $29,043.6 million in amortized cost for 2021 and 2020, respectively; includes
$2,502.2 million and $241.8 million related to consolidated
variable interest entities for 2021 and 2020, respectively)	$31,844,528	$29,125,931
Trading fixed maturities at fair value	58,442	80,483
Equity securities at fair value	639,117	347,715
Notes receivable from related parties	2,834,303	1,364,160
Mortgage loans	998,900	1,235,007
Policy loans	68,386	68,431
Cash and cash equivalents (includes $29.5 million and $0.1 million related to consolidated variable interest entities for 2021 and
2020, respectively)	789,317	1,210,986
Short-term investments	452,537	5,346
Call options	820,333	630,336
Other invested assets	2,136,731	1,224,917
Total investments	40,642,594	35,293,312

Accrued investment income (includes $21.3 million and $0.0 million related
to consolidated variable interest entities for 2021 and 2020, respectively)	525,406	409,586
Accounts receivable	474,884	111,201
Reinsurance recoverable	7,023,275	1,784,491
Property and equipment, net	48,657	50,910
Deferred policy acquisition costs	779,546	836,477
Deferred sales inducement costs	241,262	274,749
Value of business acquired	1,029,077	1,165,602
Goodwill	96,941	96,941
Other assets	219,937	197,495
Separate account assets	5,707,444	5,370,332
Total assets	$56,789,023	$45,591,096

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31
	2021	2020
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$37,244,930	$33,905,610
Funds withheld and held liability	5,428,191	116,442
Accounts payable and accrued expenses (includes $2.7 million and $2.1 million related to consolidated variable interest
entities for 2021 and 2020, respectively)	337,097	199,757
Deferred income tax liability	170,319	8,200
Surplus notes	116,379	117,337
Mortgage debt	2,087	6,078
Debt from consolidated variable interest entities	192,429	8,836
Option collateral	766,402	500,673
Other liabilities	248,544	230,936
Repurchase agreements	45,674	—
Separate account liabilities	5,707,444	5,370,332
Total liabilities	50,259,496	40,464,201

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,659,107	3,459,107
Accumulated other comprehensive income	240,414	110,771
Retained earnings	2,623,006	1,550,017
Total stockholder's equity	6,529,527	5,126,895
Total liabilities and stockholder's equity	$56,789,023	$45,591,096

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Revenues:
Net investment income	$1,943,765	$1,753,167	$1,677,813
Asset-based and administrative fees	80,086	68,202	70,191
Other product charges	235,928	223,572	211,386
Change in fair value of options, futures and swaps	605,835	88,796	358,408
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	399,279	141,216	42,187
Total other-than-temporary impairment losses on
available for sale securities and other invested assets	(19,465)	(16,165)	—
Other revenues	93,943	86,644	68,268
Total revenues	3,339,371	2,345,432	2,428,253

Benefits and expenses:
Index credits and interest credited to account balances	921,703	595,211	639,454
Change in fixed index annuity embedded derivative
and related benefits	(139,349)	(77,707)	103,926
Other benefits	413,350	529,395	343,313
Total benefits	1,195,704	1,046,899	1,086,693

Commissions and other operating expenses	396,253	324,980	305,626
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	387,607	338,585	329,578
Interest expense	9,192	48,651	74,222
Total benefits and expenses	1,988,756	1,759,115	1,796,119

Income before income tax expense	1,350,615	586,317	632,134
Income tax expense	277,626	116,510	129,982
Net income	$1,072,989	$469,807	$502,152

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Net income	$1,072,989	$469,807	$502,152
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on
available for sale securities	213,018	798	384,265
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	(33,742)	10,856	(83,573)
Policy reserves and annuity account values	(49,633)	60,858	(101,218)
Total other comprehensive income (loss), net of tax	129,643	72,512	199,474
Comprehensive income (loss)	$1,202,632	$542,319	$701,626

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Balance at January 1, 2019	$7,000	$2,793,715	$(161,215)	$691,371	$3,330,871
Net income	—	—	—	502,152	502,152
Other comprehensive income (loss), net	—	—	199,474	—	199,474
Contribution from parent	—	85,000	—	—	85,000
Dividends paid	—	—	—	(50,000)	(50,000)
Balance at December 31, 2019	7,000	2,878,715	38,259	1,143,523	4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)
Balance at December 31, 2020	7,000	3,459,107	110,771	1,550,017	5,126,895
Net income	—	—	—	1,072,989	1,072,989
Other comprehensive income (loss), net	—	—	129,643	—	129,643
Contribution from parent	—	200,000	—	—	200,000
Balance at December 31, 2021	$7,000	$3,659,107	$240,414	$2,623,006	$6,529,527

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Operating activities
Net income	$1,072,989	$469,807	$502,152
Adjustments to reconcile net income to net cash and
cash equivalents provided by operating activities:
Index credits and interest credited to account balances	921,703	595,211	639,454
Policy acquisition costs deferred	(197,024)	(446,737)	(285,188)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	387,607	338,585	329,578
Net realized/unrealized losses (gains) of investments	(379,814)	(125,051)	(42,187)
Change in fair value of options, futures and swaps	(605,835)	(88,796)	(358,408)
Change in fixed index annuity embedded derivative
and related benefits	(139,349)	(77,707)	103,926
Amortization of investment premiums and discounts	(53,590)	(11,096)	(8,104)
Depreciation and amortization	11,776	7,410	7,461
Change in reinsurance activity, net	72,964	65,021	110,564
Deferred income taxes	127,657	(2,638)	(59,679)
Change in annuity guarantees	419,244	527,752	350,610
Change in accounts receivable	(374,136)	(39,431)	50,014
Change in investment income due and accrued	(357,901)	(77,144)	(47,170)
Change in accounts payable	1,410	67,615	(41,838)
Change in other liabilities	16,067	(34,826)	(16,234)
Other changes in operating assets and liabilities	21,942	(59,684)	(224,235)
Net cash and cash equivalents provided by (used in) operating activities	945,710	1,108,291	1,010,716

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	13,537,160	8,251,650	6,917,980
Mortgage loans	406,236	782,894	649,244
Call options	665,519	316,425	347,510
Notes receivable from related parties	4,930,847	4,371,555	5,548,872
Net sales (purchases) of trading fixed maturities at fair value	25,692	23,275	9,025
Other invested assets	412,203	40,133	258,940
	19,977,657	13,785,932	13,731,571
Acquisitions of investments:
Fixed maturities available for sale	(15,511,898)	(12,456,030)	(10,140,875)
Mortgage loans	(161,497)	(748,872)	(484,164)
Call options	(20,000)	(308,625)	(59,328)
Notes receivable from related parties	(6,404,040)	(4,762,417)	(3,323,394)
Net sales (purchases) of equity securities at fair value	(223,989)	(88,973)	(14,452)
Other invested assets	(1,027,994)	(306,687)	(445,067)
	(23,349,418)	(18,671,604)	(14,467,280)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Net sales (purchases) of property and equipment	$(61)	$(1,069)	$(50)
Net sales (purchases) of short-term investments	(446,609)	37,611	332,733
Net decrease (increase) in policy loans	46	7,552	5,046
Net cash and cash equivalents provided by (used in) investing activities	(3,818,385)	(4,841,578)	(397,980)

Financing activities
Payments on surplus notes, notes payable related to commission
assignments, mortgage debt, and debt from consolidated VIEs	194,157	(47,249)	(39,223)
Capital contribution from parent	200,000	580,392	85,000
Dividends paid to parent	—	(50,000)	(50,000)
Net change in repurchase agreements	45,674	—	(302,898)
Deposits to annuity account balances	4,495,259	4,375,240	2,678,444
Withdrawals from annuity account balances	(2,484,084)	(1,828,495)	(1,940,991)
Net cash and cash equivalents provided by (used in) financing activities	2,451,006	3,029,888	430,332

Increase (decrease) in cash and cash equivalents	(421,669)	(703,399)	1,043,068
Cash and cash equivalents at beginning of period	1,210,986	1,914,385	871,317
Cash and cash equivalents at end of period	$789,317	$1,210,986	$1,914,385

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$8,472	$70,805	$48,159

Income taxes	$139,100	$128,000	$193,478

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$14,167	$7,326	$21,435
Securities purchased not yet settled in cash	$(159,599)	$23,669	$33,013
Securities sold not yet settled in cash	$32,036	$42,489	$110,014
Accrued interest paid in kind	$224,226	$197,207	$155,312
Deconsolidation of a VIE	$—	$275,929	$—
Non-cash dividends paid to parent	$—	$13,313	$—

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2021, 2020 and 2019
1. Nature of Operations, Basis of Presentation and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed, fixed index, and variable annuities, and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.
On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC's parent company. The distribution did not have a material impact on the Company.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
The COVID-19 pandemic (the Pandemic) has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses (including supply chain interruptions), decreases in consumer mobility and activity, increases in unemployment rates and downturns in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. The Company’s business has been affected in various ways, including its operations. The Company cannot predict the length and severity of the Pandemic or its effects on the Company.
Investments
Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (OCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.
The Company elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under ASC

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.
The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.
Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.
The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to investing securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.
To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method of accounting is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.
The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management's evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.
Policy loans are reported at unpaid principal.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.
Asset and Liability Derivatives
The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.
The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The commission receivable is comprised of the base

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.
The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.
DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.
Goodwill
Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reported goodwill is lower than its carrying amount, goodwill is written down to its fair value; and a charge is reported in the consolidated statements of operations.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 5.0% during each of the years 2021, 2020, and 2019. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.
Recognition of Revenues
Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.
Revenues from Contracts with Customers

The Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606, Revenue from Contracts with Customers (ASC 606): distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2021, 2020 and 2019 amounted to $23.8 million, $20.0 million, and $20.4 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receive fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company's influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2021, 2020, and 2019 amounted to $10.8 million, $9.0 million, and $9.1 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2021 or 2020.
Recently Issued Accounting Pronouncements
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (ASU 2016-02). The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2022 for the Company, with early adoption permitted. The Company is in the process of evaluating the full impact adoption of this standard will have on the Company in 2022.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard is effective for the Company on January 1, 2023, with early adoption permitted. This update was subsequently clarified or amended by ASU 2019-04 (as discussed in Recently Adopted Accounting Pronouncements below), ASU 2019-05 Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments – Credit Losses. While the Company is currently evaluating the full impact of this new guidance on its consolidated financial statements, the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology.
In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts.
(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.
(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.
(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.
(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.
The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.
In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated "Step 2" from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. A public business entity that is not an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2022.
ASUs issued but not yet adopted as of December 31, 2021 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company's consolidated financial statements at this time.
Recently Adopted Accounting Pronouncements
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820)– Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. The Company adopted this update on January 1, 2020 without any material impact to the consolidated financial statements.

In April 2019, FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments. The amendments consist of five topics with different effective dates. The Company adopted Topic 3, Codification Improvements to Update 2017-12 and Other Hedging Items and Topic 4, Codification Improvements to Update 2016-01 on January 1, 2020 with no impact to the consolidated financial statements. The remaining three topics will be adopted at the time ASU 2016-13 becomes effective for the Company.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In January 2020, the FASB issued ASU 2020-01, Investments – Equity Securities (Topic 321), Investments – Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) – Clarifying the Interactions between Topic 321, Topic 323, and Topic 815. ASU 2020-01 clarifies the application of the measurement alternative to transactions that require an entity to apply or discontinue the equity method, and whether certain forward contracts and purchased options on equity securities are in the scope of Topic 321. The Company adopted this update on a prospective basis effective January 1, 2021. The update did not have a material impact to the Company’s consolidated financial statements.
In October 2020, the FASB issued ASU 2020-08 Codification Improvements to Subtopic 310-20 Receivables – Nonrefundable Fees and Other Costs. The amendments in this update clarify that callable debt securities should be reevaluated each reporting period to determine if the amortized cost exceeds the amount repayable by the issuer at the next earliest call date and, if so, the excess should be amortized to the next call date. The Company adopted this update on a prospective basis effective January 1, 2021. The update did not have a material impact to the Company’s consolidated financial statements.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. In January 2021, the FASB issued ASU 2021-01 Reference Rate Reform (Topic 848): Scope to amend the scope of ASU 2020-04. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment (i.e., discount transition) to qualify for certain optional relief. Both updates are applicable for contract modifications and/or hedging relationships that occur through December 31, 2022. The Company adopted the updates effective January 1, 2021. The updates did not have a material impact to the Company’s consolidated financial statements and the Company will continue to evaluate the impact of reference rate reform on contract modifications and hedging relationships through December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reclassifications
Certain prior period amounts in the consolidated statement of cash flows have been reclassified to conform to the current period's presentation. Changes were made to the classification of net purchases/sales of trading securities to move them from operating activities to investing activities, as this classification more closely aligns with the current nature, strategy and purpose of the investments.
Prior Period Reclassifications
Certain prior period amounts in the consolidated financial statements and accompanying notes have been reclassified to conform to the current period's presentation. Changes were made to the classification of certain revenue and expense items for the following line items: (1) certain administrative and other fees previously reported in other product charges or other revenues are now being reported in asset-based and administrative fees, (2) amounts related to unrealized and realized foreign currency and forward contracts previously reported in changes in fair value of options, futures and swaps are now being reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities and (3) DAC amortization adjustments related to realized gain (losses) previously reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities, are now being reported in with the amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest.
A reconciliation of the changes to conform to current presentation is as follows:

	Year Ended December 31, 2019
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$64,681	$5,510	$70,191
Other product charges	216,746	(5,360)	211,386
Change in fair value of options, futures and swaps	337,013	21,395	358,408
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	66,830	(24,643)	42,187
Other revenues	68,418	(150)	68,268
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	332,826	(3,248)	329,578

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments
Fixed Maturity Investments and Equity Securities
Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2021
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$56,742	$2,136	$44	$58,834	$—
Obligations of government-sponsored
enterprises	166,850	6,742	1,039	172,553	—
Corporate	15,912,419	242,592	30,368	16,124,643	—
Municipal obligations	38,678	5,554	3	44,229	—
Commercial mortgage-backed	73,278	3,549	283	76,544	—
Residential mortgage-backed	8,342	235	123	8,454	—
Collateralized debt obligations	6,475	1,317	109	7,683	—
Collateralized loan obligations	12,400,657	271,825	194,082	12,478,400	(8,498)
Redeemable preferred stock	263,673	19,713	—	283,386	—
Other asset backed	2,589,534	38,490	38,222	2,589,802	—
Total fixed maturity investments	$31,516,648	$592,153	$264,273	$31,844,528	$(8,498)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2020
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$6,555	$4	$104,526	$—
Obligations of government-sponsored
enterprises	232,147	13,242	247	245,142	—
Corporate	12,328,112	275,239	43,219	12,560,132	—
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	77,630	11,853	—	89,483	—
Commercial mortgage-backed	121,664	5,701	1,244	126,121	—
Residential mortgage-backed	10,471	393	93	10,771	—
Collateralized debt obligations	6,309	1,265	109	7,465	—
Collateralized loan obligations	12,636,656	194,294	330,059	12,500,891	(24,458)
Redeemable preferred stock	375,762	467	5,716	370,513	—
Other asset backed	3,156,886	40,053	86,087	3,110,852	—
Total fixed maturity investments	$29,043,647	$549,062	$466,778	$29,125,931	$(24,458)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)

Due one year or less	$2,252,997	$2,264,897
Due after one year through five years	9,637,191	9,694,438
Due after five years through ten years	3,078,080	3,152,580
Due after ten years	1,039,571	1,115,790
Structured securities with variable principal payments	15,508,809	15,616,823
	$31,516,648	$31,844,528

As of December 31, 2021 and 2020, there were four and five issuers, with a total amount of $3,599.7 million and $3,823.7 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder's equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2021 and 2020, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2021
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$8,731	$44	$—	$—	$8,731	$44
Obligations of government-sponsored
enterprises	17,653	383	12,775	656	30,428	1,039
Corporate	1,230,788	19,218	291,384	11,150	1,522,172	30,368
Municipal obligations	451	3	—	—	451	3
Commercial mortgage-backed	14,286	137	6,338	146	20,624	283
Residential mortgage-backed	1,702	26	132	97	1,834	123
Collateralized debt obligations	—	—	352	109	352	109
Collateralized loan obligations	5,565,154	114,311	1,718,986	79,771	7,284,140	194,082
Other asset backed	206,251	2,529	967,953	35,693	1,174,204	38,222
Total fixed maturity investments, available for sale	$7,045,016	$136,651	$2,997,920	$127,622	$10,042,936	$264,273

Number of securities with unrealized losses		667		166		833
Percent investment grade (AAA through BBB-)		85%		64%		81%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2020
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$1,276	$4	$—	$—	$1,276	$4
Obligations of government-sponsored
enterprises	19,821	247	—	—	19,821	247
Corporate	1,395,531	38,217	73,507	5,002	1,469,038	43,219
Commercial mortgage-backed	33,663	1,142	2,477	102	36,140	1,244
Residential mortgage-backed	—	—	725	93	725	93
Collateralized debt obligations	340	109	—	—	340	109
Collateralized loan obligations	3,168,690	129,107	3,273,873	200,952	6,442,563	330,059
Redeemable preferred stock	219,030	5,716	—	—	219,030	5,716
Other asset backed	667,681	73,688	795,478	12,399	1,463,159	86,087
Total fixed maturity investments, available for sale	$5,506,032	$248,230	$4,146,060	$218,548	$9,652,092	$466,778

Number of securities with unrealized losses		303		222		525
Percent investment grade (AAA through BBB-)		77%		66%		72%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2021 and 2020.
The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.
The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$(15,204)	$(1,634)	$(1,634)
Credit losses for which an other-than-temporary impairment
was not previously recognized	(683)	(9,731)	—
Reduction for securities sold during the year or intended to be sold	6,072	—	—
Additional credit loss impairments on securities previously impaired	—	(3,839)	—
Balance at end of period	$(9,815)	$(15,204)	$(1,634)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Interest on fixed maturity investments, available for sale	$1,553,925	$1,416,984	$1,383,005
Interest on fixed maturity investments, trading	2,709	3,692	4,780
Interest on notes receivable from related parties	88,499	117,068	165,254
Dividends on equity securities at fair value	34,202	13,430	339
Interest on mortgage loans	84,534	100,633	118,208
Interest on policy loans	2,767	2,881	3,383
Interest on short-term investments	43,331	7,149	28,272
Investment income on cash equivalents	2,393	9,057	29,361
Income on equity method accounting adjustment	233,655	149,739	7,722
Other	(2,015)	4,445	1,474
Total investment income	2,044,000	1,825,078	1,741,798

Less:
Investment expenses	80,031	68,219	59,205
Ceded to reinsurer	20,204	3,692	4,780
Net investment income	$1,943,765	$1,753,167	$1,677,813
Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Proceeds from sales	$2,044,326	$3,712.297	$1,351.162
Gross realized gains	242,534	116,555	12,707
Gross realized losses	5,934	4,446	4,423

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Net realized/unrealized gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$236,670	$116,695	$(8,491)
Total realized gains (losses), available for sale	236,670	116,695	(8,491)

Realized gains (losses), other invested assets	35,179	(2,548)	54,640

Net realized/unrealized gains (losses), fixed maturity investments,
trading and fair value option	(1,369)	2,476	6,958

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(47,440)	63,293	19,425
Foreign exchange derivatives	76,338	(45,858)	(21,395)
Equity securities at fair value	91,575	9,920	(2,122)
Embedded derivative, funds withheld reinsurance	(27,900)	(2,664)	(6,863)
Other	36,026	(286)	129
Total other realized/unrealized gains (losses)	128,599	24,405	(10,826)
Net realized/unrealized gains (losses) before ceded reinsurance	399,079	141,028	42,281

Net ceded reinsurance (gains) losses	200	188	(94)
Net realized/unrealized gains (losses) before impairments	399,279	141,216	42,187

Impairments:
OTTI of available for sale securities and other invested assets	(19,465)	(16,165)	—
Total impairments	(19,465)	(16,165)	—

Net realized/unrealized gains (losses)	$379,814	$125,051	$42,187

The Company recognized $69.2 million and $8.3 million of net unrealized gains on equity securities at fair value held at December 31, 2021 and 2020, respectively.
There were no outstanding agreements to sell securities at December 31, 2021.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
At December 31, 2021 and 2020, the Company pledged securities with a market value of approximately $29.4 million and $158.1 million respectively, as collateral in relation to certain institutional products.
At December 31, 2021 and 2020, the Company pledged securities with a market value of approximately $164.2 million and $215.6 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2021 and 2020, available for sale bonds with a carrying value of $3.5 million and $3.6 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	December 31,
	2021	2020
	(In Thousands)

Commercial mortgage loans	$993,038	$1,228,974
Allowance for credit losses on commercial mortgage loans (1)	(3,700)	(4,496)
Commercial mortgage loans, net of allowances	989,338	1,224,478
Residential mortgage loans	9,562	10,529
Total mortgage loans, net of allowances	$998,900	$1,235,007
(1)The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs.

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $125.2 million and sold $38.5 million commercial mortgage loans during the year ended December 31, 2021. The Company acquired $415.4 million and sold no commercial mortgage loans during the year ended December 31, 2020.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The commercial mortgage loan portfolio diversification by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

	2021		2020
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$488,984	49%	$515,140	41%
South Atlantic	222,522	23	309,179	25
Middle Atlantic	143,263	14	188,540	15
West South Central	36,988	4	37,886	3
West North Central	31,382	3	32,297	3
East North Central	30,386	3	44,821	4
Mountain	18,978	2	19,752	2
New England	9,301	1	9,887	1
Foreign	7,534	1	58,158	5
East South Central	—	—	8,818	1
Total	$989,338	100%	$1,224,478	100%

	2021		2020
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$473,933	48%	$432,898	36%
Hotel/Motel	280,855	28	336,704	27
Retail	106,059	11	128,151	10
Apartments/Multifamily	104,289	11	157,104	13
Industrial	24,202	2	25,170	2
Other	—	—	144,451	12
Total	$989,338	100%	$1,224,478	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.
The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2021	2020
	(In Thousands)

CM1	$188,805	$245,097
CM2	107,563	154,740
CM3	558,224	565,238
CM4 and Below	134,746	259,403
	$989,338	$1,224,478

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2021 there were no commercial mortgage loans on non-accrual status. At December 31, 2020 there was one commercial mortgage loan, with a carrying value of $38.5 million, on non-accrual status. This loan was considered impaired, but a specific loan loss allowance was deemed not necessary.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Repurchase Agreements
The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2021 was 91 to 180 days. The carrying value of the securities pledged for the repurchase agreements was $73.3 million as of December 31, 2021. The repurchase obligation was $45.7 million as of December 31, 2021, and is included in repurchase agreements on the consolidated balance sheets. The Company had no repurchase agreements outstanding as of December 31, 2020.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Financing Entities
The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.
In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company's equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company's investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.
The total assets of consolidated CFEs were $2,553.0 million and $242.5 million at December 31, 2021 and 2020, respectively. The total liabilities of consolidated CFEs were $195.2 million and $10.9 million at December 31, 2021 and 2020, respectively.
Unconsolidated Variable Interest Entities
The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not unilaterally have substantive rights to remove the asset manager or general partner of the CFEs. Alternatively, when the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

the Company. The total investment in these unconsolidated CFEs were $6,905.5 million and $6,689.7 million at December 31, 2021 and 2020, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2021 and 2020.
The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary as it does not unilaterally have substantive rights to remove the general partner. The Company also has equity method investment in the holding company of a reinsurer that assumes certain liabilities of SBLIC (see Note 10) in which the Company does not have substantive power to control activities that are most significant to the VIE; therefore, the Company is not deemed the primary beneficiary. The Company's carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,794.7 million and $961.0 million at December 31, 2021 and 2020, respectively, compared to its maximum exposure to loss of $2,342.7 million and $1,239.9 million at December 31, 2021 and 2020, respectively. The Company's maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total assets of these unconsolidated entities under the equity method of accounting amounted to $1,794.7 million and $746.0 million at December 31, 2021 and 2020, respectively. The carrying value of unconsolidated investments accounted for under the measurement alternative under ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities was $0 million at December 31, 2021 and 2020.
In the normal course of business, the Company will invest in structured investments including unconsolidated VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in economic earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity's index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy's index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.
In addition, the Company is party to coinsurance with funds withheld reinsurance arrangements. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.
The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.
Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign currency denominated available for sale securities (the Hedged Item). The following table presents the balance sheet classification and carrying amount for items designated and qualifying as Hedged Items in fair value hedges as of December 31:

	Carrying Amount of the Hedged Assets
Balance Sheet Line Item	2021	2020
	(In Thousands)
Fixed maturities, available for sale	1,401,129	846,922

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on Fair Value Hedging Relationship
(In thousands)
			Hedging Derivatives		Hedged Items
Derivatives designated as			Gains (losses) excluded from	Gains (losses) included in
hedging instruments	Hedged Items	Year (3)	Effectiveness Testing (1)(2)	Effectiveness Testing (2)	Gains (losses) (2)
Foreign currency forwards	Fixed maturity	2021	(9,378)	55,484	(55,484)

Foreign currency forwards	Fixed maturity	2020	(6,705)	(61,295)	61,295
(1)Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.
(2)Gains and losses are reported in the Consolidated Statements of Operations as Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).
(3)No comparative figures for the year ended December 31, 2019 as the Company's election for fair value hedge accounting became effective on July 1, 2020.
The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.
The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:

				2021
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)

Barclays Bank PLC	A		A1	$2,210,832	$90,092	$169
BNP Paribas	A	+	Aa3	1,950,665	54,569	1
Bank of America, N.A.	A	+	Aa2	996,356	46,691	806
Canadian Imperial Bank of Commerce	A	+	Aa2	1,584,589	100,350	84,404
Citibank, N.A.	A	+	Aa3	2,763,664	132,613	35,306
Goldman Sachs International	A	+	A1	292,339	11,597	—
JPMorgan Chase Bank, N.A.	A	+	Aa2	1,851,124	80,024	2,073
Morgan Stanley & Co International PLC	A	+	Aa3	3,223,086	153,227	2,862
Morgan Stanley Capital Services LLC	A	+	Aa3	1,848,178	136,442	169
Natixis, SA	A		A1	810,429	9,029	10,055
NatWest Markets PLC	A	-	A2	96,847	2,094	384
Royal Bank of Canada	AA	-	A2	206,875	5,287	—
Societe Generale	A		A1	184,782	10,077	—
UBS AG	A	+	Aa3	1,289,526	50,975	—
Exchange Traded/Centrally Cleared	N/A		N/A	5,505,663	117,013	2,976
				$24,814,955	$1,000,080	$139,205

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

				2020
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)

Barclays Bank PLC	A		A1	$1,447,288	$58,429	$—
BNP Paribas	A	+	Aa3	2,607,666	66,819	11
Bank of America, N.A.	A	+	Aa2	806,848	22,502	—
Canadian Imperial Bank of Commerce	A	+	Aa2	1,664,711	129,948	123,151
Citibank, N.A.	A	+	Aa3	2,372,913	130,864	65,935
Goldman Sachs International	A	+	A1	209,965	8,189	771
JPMorgan Chase Bank, N.A.	A	+	Aa2	905,461	39,598	—
Merrill Lynch International	A	+	N/A	240,590	4,922	—
Morgan Stanley & Co International PLC	A	+	Aa3	3,107,601	132,920	2,126
Morgan Stanley Capital Services LLC	A	+	Aa3	1,655,927	85,230	—
Natixis, SA	A	+	A1	532,503	3,180	9,184
NatWest Markets PLC	A	-	A3	356,876	625	12,541
Societe Generale	A		A1	194,967	5,054	—
UBS AG	A	+	Aa3	838,211	28,743	—
Exchange Traded	N/A		N/A	2,284,500	71,575	1,410
				$19,226,027	$788,598	$215,129

Collateral posted by counterparties at December 31, 2021 and 2020, applicable to derivative instruments, was $766.4 million and $500.7 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2021 and 2020, the balance of this account was $80.2 million and $24.3 million, respectively, and is reflected on the consolidated balance sheets in other assets. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2021 and 2020, non-cash collateral posted by the counterparties under the tri-party arrangements was $0 million and $5.1 million, respectively, which is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2021
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$1,000,080	$(138,180)	$(766,402)	$95,498
Derivative liabilities	139,205	(138,180)	(420)	605

	2020
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$788,598	$(197,209)	$(500,673)	$90,716
Derivative liabilities	215,129	(197,209)	(16,490)	1,430
The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2021	2020	2021	2020	Balance reported in
	(In Thousands)
Derivatives designated as hedging instruments
under Subtopic 815-20
Currency forwards	$20,542	$—	$42,467	$68,031	Other invested assets and other liabilities

Derivatives not designated as hedging instruments
under Subtopic 815-20
Interest rate swaps and total return swaps	$28,525	$4,315	$2,218	$1,501	Other invested assets and other liabilities
Call options	820,333	630,336	5,910	2,897	Call options and other liabilities
Currency forwards	127,878	153,886	87,375	142,420	Other invested assets and other liabilities
Futures	2,802	61	1,235	280	Other invested assets and other liabilities
Total derivative financial instruments	$1,000,080	$788,598	$139,205	$215,129

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$9,284	$12,169	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	2,236,850	1,760,729	Policy reserves and annuity account values
Funds withheld liability	—	—	117,520	7,508	Funds withheld liability
Reinsurance contracts	462,687	3,340	—	—	Reinsurance recoverable
Total embedded derivative financial instruments	$462,687	$3,340	$2,363,654	$1,780,406

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2021	2020	2019	Change of fair value reported in
	(In Thousands)
Derivatives:
Call options	$563,483	$88,321	$332,168
Futures	3,188	(1,313)	193
Interest rate swaps and total return swaps	39,164	1,788	26,047
Change in fair value of options, futures and swaps	$605,835	$88,796	$358,408	Change in fair value of options, futures and swaps

Change in currency forwards and swaps designated
for hedging	$46,106	$(68,000)
Change in currency forwards, swaps and other derivatives
not designated for hedging	$65,409	$22,142	$(21.395)
Change in currency forwards and swaps	$111,515	$(45,858)	$(21,395)	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$(2,885)	$1,306	$1,227	Other benefits
Commission assignment	—	4,948	(1,912)	Other benefits
Funds withheld liability	(27,900)	(2,664)	(6,863)	Change in net realized/unrealized gains (losses)
Total change in embedded derivative financial instruments	$(30,785)	$3,590	$(7,548)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019	Change of fair value reported in
	(In Thousands)
				Change in fixed index annuity embedded derivative and related benefits
Fixed index annuities - embedded derivatives	$144,875	$(115,673)	$149,068
Other changes in difference between policy benefit				Change in fixed index annuity embedded derivative and related benefits
reserves computed using derivative accounting vs. long-duration contracts accounting	(284,224)	37,966	(45,142)
	$(139,349)	$(77,707)	$103,926
The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs
An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$836,477	$555,029	$421,027
Cost deferred	151,587	446,737	285,188
Imputed interest	18,640	16,590	12,409
Amortized to expense	(211,466)	(178,446)	(129,993)
Effect of unrealized (gains) losses	(15,692)	(3,433)	(33,602)
Balance at end of period	$779,546	$836,477	$555,029

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs
An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$274,749	$207,887	$150,323
Costs deferred	6,350	85,677	75,943
Imputed interest	4,957	4,539	3,649
Amortized to expense	(39,066)	(30,029)	(18,231)
Effect of unrealized (gains) losses	(5,728)	6,675	(3,797)
Balance at end of period	$241,262	$274,749	$207,887

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired
The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$1,165,602	$1,306,341	$1,572,143
Costs deferred	45,437	—	—
Imputed interest	21,212	26,443	32,200
Amortized to expense	(181,884)	(177,682)	(229,612)
Effect of unrealized (gains) losses	(21,290)	10,500	(68,390)
Balance at end of period	$1,029,077	$1,165,602	$1,306,341

The costs deferred shown above contain the initial cost of reinsurance on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.
The remaining weighted average amortization period is 35 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.88% for the year ended December 31, 2021, 1.99% for the year ended December 31, 2020, and 2.17% for the year ended December 31, 2019.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2022	$86,314
2023	83,114
2024	83,271
2025	83,665
2026	79,435

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment
The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2021	2020
	(In Thousands)

Land and improvements	$7,279	$7,279
Building	51,784	51,723
Furniture	25	25
Computer software	792	793
	59,880	59,820
Less accumulated depreciation	(11,223)	(8,910)
Net property and equipment	$48,657	$50,910

Accumulated depreciation deducted from investment in real estate amounted to $10.8 million and $8.6 million at December 31, 2021 and 2020, respectively.
Airplane
In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method. The estimated productive life of the asset was reduced in 2021, as a change in accounting estimate, from 25 years to 17 years. The asset is included in other invested assets on the consolidated balance sheets.
As a result of the Pandemic, in May 2020, SAILES entered into a Rent Postponement Agreement (the Agreement) with the lessor which reduced lease payments in September, October and November 2020, deferring the remainder of those payments until 2021. In December 2020, normally scheduled lease payments resumed. The deferred lease payments were repaid from January to June 2021 in six installments, together with the normal lease payments. The lessor paid interest on the deferred lease payments together with each installment. The Company determined that the Agreement was not a change in the provisions of the lease. In addition, the Company also amended the management agreement with its lease manager. This amendment allowed the Company to pay certain management fees based on the actual lease amounts

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)
received from the lessor. The deferred lease payments were satisfactorily paid off in 2021 according the Agreement.
The following is a summary of the asset held at cost less accumulated depreciation as of December 31:

	2021	2020
	(In Thousands)

Airplane	$124,644	$124,644
Less accumulated amortization	(30,185)	(20,299)
Carrying value	$94,459	$104,345
-

The asset is included in other invested assets on the consolidated balance sheets.
Depreciation on the asset for the years ended December 31, 2021, 2020 and 2019 was $9.9 million, $5.2 million and $5.2 million, respectively, and is included in commissions and other operating expenses in the consolidated statements of operations.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $23.8 million and $23.2 million at December 31, 2021 and 2020, respectively, with the change in net policy value recorded in other revenue of $0.6 million, $1.0 million, and $0.5 million for the years ended December 31, 2021, 2020, and 2019, respectively.
Company-Owned Life Insurance
The Company has invested in company-owned life insurance. The investment is carried in other assets at net policy value of $52.3 million and $43.6 million at December 31, 2021 and 2020, respectively, with the change in net policy value recorded as a decrease in other benefits of $8.7 million, $7.7 million and $5.8 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)
The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2019:
Unrealized gains (losses) on available for sale securities	$457,623	$(96,101)	$361,522
Foreign exchange adjustments on available for sale and equity method investments	20,297	(4,262)	16,035
Reclassification adjustment for (gains) losses included in net income	8,491	(1,783)	6,708
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(105,789)	22,216	(83,573)
Policy reserves and annuity account values	(128,124)	26,906	(101,218)
Total other comprehensive income (loss) for the year ended December 31, 2019	$252,498	$(53,024)	$199,474

Other comprehensive income (loss) for the year ended December 31, 2020
Unrealized gains (losses) on available for sale securities	$109,099	$(22,911)	$86,188
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for (gains) losses included in net income	(116,695)	24,506	(92,189)
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858
Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

Other comprehensive income (loss) for the year ended December 31, 2021:
Unrealized gains (losses) on available for sale securities	$497,066	$(104,384)	$392,682
Foreign exchange adjustments on available for sale and equity method investments	(10,219)	2,146	(8,073)
Reclassification adjustment for (gains) losses included in net income	(236,670)	49,702	(186,968)
OTTI losses recognized in earnings and other comprehensive income (loss)	19,465	(4,088)	15,377
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(42,710)	8,968	(33,742)
Policy reserves and annuity account values	(62,826)	13,193	(49,633)
Total other comprehensive income (loss) for the year ended December 31, 2021	$164,106	$(34,463)	$129,643

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)
Accumulated Other Comprehensive Income

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Accumulated other comprehensive income (loss) at January 1, 2019	$(2,691)	$(158,524)	$(161,215)

Other comprehensive income (loss) before reclassifications	16,035	176,731	192,766
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	6,708	6,708
Accumulated other comprehensive income (loss) at December 31, 2019	13,344	24,915	38,259

Other comprehensive income (loss) before reclassifications	(5,971)	157,902	151,931
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(79,419)	(79,419)
Accumulated other comprehensive income (loss) at December 31, 2020	7,373	103,398	110,771

Other comprehensive income (loss) before reclassifications	(8,073)	309,307	301,234
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(171,591)	(171,591)
Accumulated other comprehensive income (loss) at December 31, 2021	$(700)	$241,114	$240,414

(1)The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Reinsurance assumed:
Premiums received	$13,391	$12,964	$11,607
Commissions paid	$1,104	$2,309	$2,215
Claims paid	$11,221	$6,424	$7,488
Surrenders paid	$61,596	$56,183	$64,173

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Reinsurance ceded:
Premiums paid	$166,444	$39,386	$44,816
Commissions received	$13,371	$1,418	$2,459
Claim recoveries	$69,925	$63,382	$66,067
Surrenders recovered	$114,401	$112,016	$175,895

At December 31, 2021 and 2020, the Company had reinsurance recoverable receivables totaling $7,023.3 million and $1,784.5 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.
The increase in reinsurance recoverable is related to SBLIC entering into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda in November 2021. The liabilities subject to the agreement are (i) liabilities on policies in-force as of November 30, 2021 and (ii) liabilities on policies as they are written through 2023. The amount ceded to SkyRidge Re at closing was $4.8 billion. The policies reinsured by SkyRidge Re represented reserves of $4.9 billion as of December 31, 2021.
The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company's funds withheld and held liability. As of December 31, 2021 and 2020, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $5,686.6 million and $357.4 million, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

As of December 31, 2021 and 2020, the Company had $1,010.4 million and $1,062.6 million, respectively, of reserves that were uncollateralized by the assuming reinsurer.
In December 2021, the Company entered into an agreement with National Guardian Life Insurance Company (“NGL”) under which the Company reinsured blocks of life and annuity policies from NGL. The policies reinsured by the Company represented reserves of approximately $379.2 million. The transaction had an effective date of December 31, 2021.
Life insurance in force ceded at December 31, 2021 and 2020 was $1,897.2 million and $1,983.6 million, respectively. Life reserves ceded at December 31, 2021 and 2020 was $575.8 million and $571.3 million, respectively.
Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that are issued in 2018 through the first half of 2022. Under this excess of loss agreement, if those annuity holders continue to make lifetime withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.
11. Insurance Liabilities
The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2021	2020
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$28,530,815	$30,992,594
Liabilities for group annuities	525,779	567,795
Funding agreements	968,993	511,438
Other investment-type insurance contract liabilities	2,064	1,711
Total investment-type insurance contract liabilities	30,027,651	32,073,538
Life and other reserves	7,217,279	1,832,072
Total policy reserves and annuity account values	$37,244,930	$33,905,610

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

General account funding agreements
The Company has issued general account funding agreements of $969.0 million and $511.4 million at December 31, 2021 and 2020, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.
In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million, due 2024. The funding agreement liability had a carrying amount of $500.8 million at December 31, 2021 which is included in policy reserves and annuity account values on the consolidated balance sheets.
The remaining $468.2 million of general account funding agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
Separate account funding agreements
The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2021 and 2020, separate account investments funded through these agreements were $1,897.7 million and $1,866.5 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2021			2020
	Account Value	Net Amount	Weighted-Average Attained Age	Account Value	Net Amount	Weighted- Average Attained Age
		at Risk			at Risk
	(Dollars in Millions)

Rollup GMDB	$563	$215	77	$607	$202	76

The determination of the value of the GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.
As of December 31, 2021 and 2020, the reserve liability for the GLWB guarantee on fixed index annuities was $2,867.4 million and $2,383.6 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $42.4 million and $37.5 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2021			2020
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,534	$10	66	$1,409	$11	66
Reset	167	—	61	153	—	60
Roll-up	111	37	73	110	43	72
Step-up	4,205	28	69	3,905	31	69
Combo	86	11	76	88	13	75
Subtotal	6,103	86	68	5,665	98	68

Enhanced	4	—	71	4	—	71
Total GMDB	$6,107	$86	68	$5,669	$98	68

The determination of the value of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2021 and 2020 was $10.0 million and $12.1 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2021 and 2020 was $16.9 million and $19.2 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2021 and 2020 was $6.5 million and $8.8 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The components of index credits and interest credited to account balances are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Index credits	$649,132	$300,965	$344,145
Interest credited to account balances	272,571	294,246	295,309
	$921,703	$595,211	$639,454

12. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2014. The Internal Revenue Service is currently examining the Company’s federal tax returns for tax years 2014 through 2018.
Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $30.5 million and $41.5 million at December 31, 2021 and 2020, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.
The Company's subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC's losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.
As of December 31, 2021 and 2020, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2021, 2020 and 2019.
Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Current income tax expense	$149,969	$119,148	$189,661
Deferred income tax (benefit) expense	127,657	(2,638)	(59,679)
Income tax expense	$277,626	$116,510	$129,982

From a tax return perspective, the Company has $151.6 million of net operating loss carryforwards (NOLs) subject to Internal Revenue Code Section 382 (Section 382). Under Section 382, the Company’s use of these NOLs is limited to $12.0 million per year.

The Company's deferred tax asset position includes $529.6 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.

The Company had no NOLs in 2021 for any states in which it is required to file an income tax return.

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Federal income tax expense computed at statutory rate	$283,629	$123,127	$132,748
Increases (decreases) in taxes resulting from:
Dividends received deduction	(4,856)	(2,534)	(2,257)
Prior period adjustments	2,066	(1,022)	2,577
Tax exempt interest	(348)	(336)	(154)
Other	(2,865)	(2,725)	(2,932)
Income tax expense	$277,626	$116,510	$129,982
“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2021	2020
	(In Thousands)

Deferred income tax assets:
Future policy benefits	$439,329	$412,444
Credit carryover	8,666	8,666
Rider fee	11,532	10,948
Net operating loss carryforward	111,213	115,112
Other	42,242	30,605
Total deferred income tax assets	612,982	577,775

Deferred income tax liabilities:
Net unrealized gain on derivatives	29,068	78,453
Deferred policy acquisition costs and deferred sales
inducements	239,503	202,215
Net unrealized capital gain on investments	71,181	14,557
Investments	206,339	8,477
Value of business acquired	208,705	242,571
Depreciation	26,044	28,190
Other	2,461	11,512
Total deferred income tax liabilities	783,301	585,975
Net deferred income tax assets (liabilities)	$(170,319)	$(8,200)
The oldest credit carryover will expire in 2029 and relates to general business credits.
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2021 and 2020.
13. Goodwill
As of December 31, 2021 and 2020, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2021 and 2020 annual impairment test, the Company determined that the carrying value of goodwill did not exceed the fair value of SBLIC; therefore, no amounts were impaired.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Fixed maturity investments
The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.
Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Short-term investments
Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Call options, currency forwards, swaps, and futures
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.
Other derivatives
Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Embedded derivatives - reinsurance contracts
The fair value of the embedded derivatives - reinsurance contracts is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – funds withheld liability
The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.
Embedded derivatives – fixed index annuity contracts
Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period.  The guarantee is reset on each fifth policy anniversary while in the accumulation phase.  The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value.  Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Assets and Liabilities Measured and Reported at Fair Value
The following table presents categories measured at fair value on a recurring basis:

	December 31, 2021
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$30,499	$30,499	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	58,834	—	58,834	—
Obligations of government-sponsored enterprises	172,553	—	172,553	—
Corporate	16,172,983	—	3,137,517	13,035,466
Municipal obligations	44,229	—	34,763	9,466
Commercial mortgage-backed	76,544	—	72,388	4,156
Residential mortgage-backed	8,454	—	8,454	—
Collateralized debt obligations	7,683	—	7,683	—
Collateralized loan obligations	12,486,541	—	9,285,076	3,201,465
Redeemable preferred stock	283,386	—	25,000	258,386
Other asset backed	2,591,763	—	856,409	1,735,354
Total fixed maturity investments	31,902,970	—	13,658,677	18,244,293
Equity securities:
Consumer	355,749	307,162	163	48,424
Mutual funds	4,610	4,610	—	—
Preferred stocks	278,758	—	20,319	258,439
Total equity securities	639,117	311,772	20,482	306,863

Short-term investments	452,537	—	426,197	26,340
Call options	820,333	74,486	745,847	—
Currency forwards and swaps	148,420	—	148,420	—
Interest rate swaps and total return swaps	28,525	22,754	5,771	—
Futures	2,802	2,802	—	—
Other derivatives	61,113	—	—	61,113
Embedded derivatives - reinsurance contracts	462,687	—	—	462,687
Separate account assets	5,707,444	3,809,744	—	1,897,700
Total assets	$40,256,447	$4,252,057	$15,005,394	$20,998,996

Liabilities:
Call options	$5,910	$2,090	$3,820	$—
Currency forwards and swaps	129,842	—	129,842	—
Interest rate swaps and total return swaps	2,218	1,739	479	—
Futures	1,235	1,235	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	9,284	—	—	9,284
Funds withheld liability	117,520	—	—	117,520
Fixed index annuity contracts	2,236,850	—	—	2,236,850
Total liabilities	$2,502,859	$5,064	$134,141	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2020
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$33,920	$32,669	$1,251	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	104,526	—	104,526	—
Obligations of government-sponsored enterprises	245,141	—	245,141	—
Corporate	12,621,163	—	1,947,614	10,673,549
Obligations of foreign governments	36	—	36	—
Municipal obligations	89,483	—	79,692	9,791
Commercial mortgage-backed	126,120	—	119,766	6,354
Residential mortgage-backed	10,772	—	10,772	—
Collateralized debt obligations	7,464	—	7,464	—
Collateralized loan obligations	12,515,669	—	11,533,991	981,678
Redeemable preferred stock	371,215	—	1,811	369,404
Other asset backed	3,114,825	—	1,109,518	2,005,307
Total fixed maturity investments	29,206,414	—	15,160,331	14,046,083
Equity securities:
Consumer	94,621	69,120	25,000	501
Mutual funds	4,395	4,395	—	—
Preferred stocks	248,699	—	43,978	204,721
Total equity securities	347,715	73,515	68,978	205,222

Short-term investments	5,346	—	—	5,346
Call options	630,336	69,725	560,611	—
Currency forwards and swaps	153,886	—	153,886	—
Interest rate swaps and total return swaps	4,314	1,791	2,523	—
Futures	61	61	—	—
Embedded derivatives - reinsurance contracts	3,340	—	—	3,340
Separate account assets	5,370,332	3,503,832	—	1,866,500
Total assets	$35,755,664	$3,681,593	$15,947,580	$16,126,491

Liabilities:
Call options	$2,897	$—	$2,897	$—
Currency forwards and swaps	210,451	—	210,451	—
Interest rate swaps and total return swaps	1,501	1,130	371	—
Futures	280	280	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	12,169	—	—	12,169
Funds withheld liability	7,508	—	—	7,508
Fixed index annuity contracts	1,760,729	—	—	1,760,729
Total liabilities	$1,995,535	$1,410	$213,719	$1,780,406

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Changes in Level 3 Fair Value Measurements
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2021 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2021	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2021	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,673,549	$(16,969)	$6,987	$2,045,111	$326,788	$13,035,466	$(193)	$26,562
Municipal obligations	9,791	—	(182)	(143)	—	9,466	—	(182)
Commercial mortgage-backed	6,354	12	(186)	(2,752)	728	4,156	—	(225)
Collateralized loan obligations	981,678	(57)	2,581	1,371,096	846,167	3,201,465	—	355
Redeemable preferred stock	369,404	(703)	24,685	(135,000)	—	258,386	—	19,629
Other asset backed	2,005,307	(1,599)	37,684	(301,347)	(4,691)	1,735,354	—	(5,000)
Total fixed maturity investments	14,046,083	(19,316)	71,569	2,976,965	1,168,992	18,244,293	(193)	41,139

Equity securities:
Consumer	501	21,655	—	1,268	25,000	48,424	7,563	—
Preferred stock	204,721	34,018	—	—	19,700	258,439	34,018	—
Total equity securities	205,222	55,673	—	1,268	44,700	306,863	41,581	—

Short-term investments	5,346	—	584	20,410	—	26,340	—	530
Other derivatives	—	35,177	—	25,936	—	61,113	35,177	—
Embedded derivatives -
reinsurance contracts	3,340	(1,030)	—	460,377	—	462,687	—	—
Separate account assets(2)	1,866,500	31,200	—	—	—	1,897,700	—	—
Total assets	$16,126,491	$101,704	$72,153	$3,484,956	$1,213,692	$20,998,996	$76,565	$41,669

Liabilities:
Derivatives and embedded
derivatives:
GMWB and GMAB reserves	$12,169	$(2,885)	$—	$—	$—	$9,284	$—	$—
Funds withheld liability	7,508	27,900	—	82,112	—	117,520	—	—
Fixed index annuity contracts	1,760,729	144,416	—	331,705	—	2,236,850	—	—
Total liabilities	$1,780,406	$169,431	$—	$413,817	$—	$2,363,654	$—	$—
(1) Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3) Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2021 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,553,488	$210,171	$5,127,485	$591,063	$2,045,111
Municipal obligations	—	—	—	143	(143)
Commercial mortgage-backed	—	—	—	2,752	(2,752)
Residential mortgage-backed	—	—	—	—	—
Collateralized loan obligations	2,531,382	—	14,504	1,145,782	1,371,096
Other asset backed	38,483	4,287	39,207	304,910	(301,347)
Redeemable preferred stock	89,745	—	224,745	—	(135,000)
Total fixed maturity investments	10,213,098	214,458	5,405,941	2,044,650	2,976,965

Equity securities:
Consumer	26,268	—	25,000	—	1,268
Preferred stock	204,400	—	204,400	—	—
Total equity securities	230,668	—	229,400	—	1,268

Short-term investments	26,121	58	—	5,769	20,410
Other derivatives	—	25,936	—	—	25,936
Embedded derivatives - reinsurance contracts	—	460,604	—	227	460,377
Separate account assets	—	—	—	—	—
Total assets	$10,469,887	$701,056	$5,635,341	$2,050,646	$3,484,956

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$383,059	$—	$51,354	$331,705
Funds withheld liability	—	82,112	—	—	82,112
Total liabilities	$—	$465,171	$—	$51,354	$413,817

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2020 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2020	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2020	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,532,836	$(29,821)	$36,161	$1,352,701	$1,781,672	$10,673,549	$92	$109,024
Municipal obligations	—	—	(37)	9,828	—	9,791	—	(37)
Commercial mortgage-backed	3,234	1	130	2,989	—	6,354	—	130
Residential mortgage-backed	4,801	—	—	(4,801)	—	—	—	—
Collateralized loan obligations	1,259,434	1,537	(1,395)	245,435	(523,333)	981,678	—	(1,395)
Redeemable preferred stock	91,550	1	(22,147)	300,000	—	369,404		(22,147)
Other asset backed	1,574,079	2,322	(70,205)	(71,559)	570,670	2,005,307	—	(56,554)
Total fixed maturity investments	10,465,934	(25,960)	(57,493)	1,834,593	1,829,009	14,046,083	92	29,021

Equity securities:
Consumer	—	501	—	—	—	501	501	—
Preferred stock	—	(15,279)	—	—	220,000	204,721	(15,279)	—
Total equity securities	—	(14,778)	—	—	220,000	205,222	(14,778)	—

Short-term investments	2,275	—	(54)	3,125	—	5,346	—	(54)
Embedded derivatives -
reinsurance contracts	3,326	14	—	—	—	3,340	—
Commission assignment
derivative asset	17,669	(17,669)	—	—	—	—	—	—
Separate account assets(2)	2,059,600	170,300	—	(363,400)	—	1,866,500	—	—
Total assets	$12,548,804	$111,907	$(57,547)	$1,474,318	$2,049,009	$16,126,491	$(14,686)	$28,967
Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$10,863	$1,306	$—	$—	$—	$12,169	$—	$—
Funds withheld liability	4,844	2,664	—	—	—	7,508	—	—
Fixed index annuity contracts	1,469,361	(115,672)	—	407,040	—	1,760,729	—	—
Total liabilities	$1,485,068	$(111,702)	$—	$407,040	$—	$1,780,406	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2020 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,096,927	$173,994	$2,260,393	$657,827	$1,352,701
Municipal obligations	10,026	—	—	198	9,828
Commercial mortgage-backed	5,241	—	—	2,252	2,989
Residential mortgage-backed	—	—	4,801	—	(4,801)
Collateralized loan obligations	877,665	—	11,431	620,799	245,435
Other asset backed	80,070	—	—	151,629	(71,559)
Redeemable preferred stock	300,000	—	—	—	300,000
Total fixed maturity investments	5,369,929	173,994	2,276,625	1,432,705	1,834,593

Short-term investments	48,469	—	—	45,344	3,125
Separate account assets	—	—	—	363,400	(363,400)
Total assets	$5,418,398	$173,994	$2,276,625	$1,841,449	$1,474,318

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$451,122	$—	$44,082	$407,040
Total liabilities	$—	$451,122	$—	$44,082	$407,040

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Transfers
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2021 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$326,788	$—
Municipal obligations	—	—
Commercial mortgage-backed	1,079	(351)
Collateralized loan obligations	846,167	—
Other asset backed	45,000	(49,691)
Total fixed maturity investments	$1,219,034	$(50,042)
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2020 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$1,781,672	$—	$—
Collateralized loan obligations	959	(524,292)	—
Other asset backed	571,663	(993)	—
Total fixed maturity investments	$2,354,294	$(525,285)	$—

Equity securities:
Preferred stock	$—	$—	$220,000
The majority of the assets transferred into Level 3 during 2021 and 2020 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2021 and 2020 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2021
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,705,191	Discount Model	Credit Spread	69 - 1836 [347] basis points (bps)
	103,333		Discount Rate	3.26% - 10.50% [4.54%]
	16,496		Weighted Average Cost of Capital	6.75%
	1,642		Yield	3.40%
	1,146,903	Waterfall	Cashflows
	828,731	Spread Duration	Credit Spread	254 - 767 [377] bps
	1,166	Market Comparables	Broadcast cash flow (BCF) multiple	6.62x
Municipal obligations	9,466	Discount Model	Credit Spread	413 bps
Collateralized loan obligations	48,956	Discount Model	Discount Rate	3.00% - 10.00% [7.32%]
	446	Residual Equity	Residual Equity
Redeemable preferred stock	105,485	Market Comparables	Price/Book Multiple	1.25x
Other asset backed	1,036,376	Discount Model	Credit Spread	206 - 1278 [336] bps
	492,299		Market Yield	2.79% - 9.25% [4.43%]
	28,400		Discount Rate	1.76%
	19,947	Spread Duration	Credit Spread	116 bps
Total fixed maturity investments	14,544,837

Short-Term investments	19,204	Discount Model	Credit Spread	236 - 485 [329] bps
	1,166	Spread Duration	Credit Spread	767 bps
Equity securities:
Common stock - Financial	38,685	Market Comparables	Price/Adjusted Funds from Operations Average Cap Rate	19.14x 4.80%
Preferred stock	20,520	Discount Model	Credit Spread	458 bps
Total equity securities	59,205

Embedded derivatives - reinsurance contracts	462,687	See Note (1)
Separate account assets	1,897,700	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)
Total assets	$17,447,486	See Note (2)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,284	Discounted Cash Flow	Own credit spread	1.35%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	117,520	See Note (1)
Fixed index annuity contracts	2,236,850	Discounted Cash Flow	Own credit spread	1.35%
			Risk margin	0.11% - 0.17%
Total liabilities	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$8,316,819	Discount Model	Credit Spread	35 - 1470 [391] basis points (bps)
	210,594		Discount Rate	2.55% - 10.50% [4.59%]
	15,984		Weighted Average Cost of Capital	7.00%
	1,014,588	Spread Duration	Credit Spread	202 - 728 [421] bps
	1,146	Market Comparables	Broadcast cash flow (BCF) multiple	6.22x
	1,063,291	Waterfall	Cashflows
Municipal obligations	9,791	Discount Model	Credit Spread	380 bps
Collateralized loan obligations	158,691	Discount Model	Discount Rate	2.40% - 10.25% [4.04%]
	7,119	Residual Equity	Residual Equity
Redeemable preferred stock	300,088	Discount Model	Discount Rate	1.50%
	69,316	Market Comparables	Price/Book Multiple	0.93x
Other asset backed	1,056,929	Discount Model	Credit Spread	49 - 1795 [431] bps
	495,019		Market Yield	5.33%
	3,891		Discount Rate	2.04% - 9.00% [5.47%]
	19,905	Spread Duration	Credit Spread	123 bps
Total fixed maturity investments	12,743,171

Short-Term investments	5,346	Discount Model	Discount Rate	7.50
Equity securities:
Preferred stock	204,721	Discount Model	Credit Spread	6.21%
Total equity securities	204,721

Embedded derivatives - reinsurance contracts	3,340	See Note (1)
Separate account assets	1,866,500	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)
Total assets	$14,823,078	See Note (2)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$12,169	Discounted Cash Flow	Own credit spread	1.58%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	7,508	See Note (1)
Fixed index annuity contracts	1,760,729	Discounted Cash Flow	Own credit spread	1.35%
			Risk margin	0.11% - 0.17%
Total liabilities	$1,780,406
(1)Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)The tables above exclude certain securities for which the fair value of $4,014.2 million and $1,481.0 million as of December 31, 2021 and 2020, respectively, was based on non-binding broker quotes.
(3)Separate account investments in partnerships for which the fair value as of December 31, 2021 and 2020 was determined through a third party valuation of the fair value of the underlying investments.
(4)Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.
Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Measurement Alternative for Measuring Equity Investments
The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. The carrying value of equity investments accounted for under the measurement alternative was $0 million and $215.7 million at December 31, 2021 and 2020, respectively. There were no impairments or adjustments to the carrying value for the years ended December 31, 2021 and 2020.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2021
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$998,900	$1,026,022	$—	$—	$1,026,022
Notes receivable from related parties	2,834,303	2,834,303	—	2,605,228	229,075
Policy loans	68,386	68,455	—	—	68,455
Business-owned life insurance	23,845	23,845	—	—	23,845
Company-owned life insurance	52,324	52,324	—	—	52,324
Supplementary contracts without life
contingencies	(181,501)	(182,098)	—	—	(182,098)
Individual and group annuities	(8,579,990)	(8,717,364)	—	—	(8,717,364)
Debt from consolidated VIEs	(192,429)	(375,522)	—	—	(375,522)
Surplus notes	(116,379)	(146,639)	—	—	(146,639)
Mortgage debt	(2,087)	(2,087)	—	—	(2,087)
Separate account liabilities	(5,707,444)	(5,892,007)	(3,994,307)	—	(1,897,700)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2020
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,235,007	$1,279,706	$—	$272,000	$1,007,706
Notes receivable from related parties	1,364,160	1,364,160	—	943,260	420,900
Policy loans	68,431	68,509	—	—	68,509
Business-owned life insurance	23,204	23,204	—	—	23,204
Company-owned life insurance	43,556	43,556	—	—	43,556
Supplementary contracts without life
contingencies	(64,592)	(68,629)	—	—	(68,629)
Individual and group annuities	(8,052,611)	(8,296,688)	—	—	(8,296,688)
Debt from consolidated VIEs	(8,836)	(8,120)	—	—	(8,120)
Surplus notes	(117,337)	(110,116)	—	—	(110,116)
Mortgage debt	(6,078)	(6,078)	—	—	(6,078)
Separate account liabilities	(5,370,332)	(5,370,332)	(3,503,832)	—	(1,866,500)

15. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $548.0 million, of which $9.8 million is with related parties, as of December 31, 2021, as required by the general partner. The Company had committed up to $3,744.0 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2021, of which $675.5 million is with related parties or securitizations in which related parties act as collateral managers.
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $279.0 million, of which $64.1 million is with related parties, as of December 31, 2020, as required by the general partner. The Company had committed up to $2,618.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2020, of which $798.6 million is with related parties or securitizations in which related parties act as collateral managers.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.
16. Debt
Line of credit
At December 31, 2021, the Company has access to a $156.2 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.19% over the Federal Funds rate (0.07% at December 31, 2021). The Company had no borrowings under this line of credit at December 31, 2021 and 2020. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2021.
Surplus notes
The Company has outstanding surplus notes with a carrying value of $116.4 million and $117.3 million at December 31, 2021 and 2020, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,492	$6,543	$6,591
Debt from consolidated VIE interest	2,088	39,715	54,287
Notes payable related to commission
assignments interest	—	356	1,233
Note payable - SAILES 2, LLC interest	14	14	14
Mortgage debt interest	(166)	65	282
Total debt/notes payable interest	8,428	46,693	62,407
Repurchase agreement interest	241	—	1,973
Other interest	523	1,958	9,842
Total	$9,192	$48,651	$74,222

17. Related-Party Transactions
There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and related parties of $2.3 million and $2.6 million at December 31, 2021 and 2020. The Company reported amounts payable to parent, subsidiaries and related parties of $22.1 million and $24.7 million at December 31, 2021 and 2020, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2021 and 2020, the Company had the following investments in related parties with interest rates ranging from 2.0% to 8.0% and maturity dates ranging from February 2022 through December 2022. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2021	2020
	(In Thousands)

Chain Bridge Opportunistic Funding
Holdings, LLC	$642,000	$302,000
Chesney Park, LLC	—	229,000
Dawn Acres II, LLC	—	146,000
Dawn Acres III, LLC	263,000	84,000
Dawn Acres IV, LLC	239,000	—
Free State Funding, LLC	—	100,000
Holliday Park, LLC	265,000	93,000
Nicodemus Place, LLC	221,000	—
Triple8, LLC	—	16,000
Weary Blues Holdings, LLC	515,000	—
Other	689,303	394,160
	$2,834,303	$1,364,160

As of December 31, 2021 and 2020, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $456.7 million and $551.7 million, respectively.
As of December 31, 2021 and 2020, the Company had investments in joint ventures and partnerships of $1,794.7 million and $746.0 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties. The Company also had investments in joint ventures and partnerships with related parties held under the measurement alternative of $0.0 million and $215.7 million as of December 31, 2021 and 2020. These investments are included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Effective November 30, 2021, the Company entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and FIA liabilities to SkyRidge Re (see Note 10). The Company also entered into an investment management agreement with SkyRidge Re to manage the investments of SkyRidge.
As of December 31, 2021 and 2020, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale and short-term investments on the consolidated balance sheets.

	December 31,
	2021	2020
	(In Thousands)
Cedar Crest, LLC	$322,165	$623,656
Cedar Crest 2021-1, LLC	772,041	—
Cedar Crest 2021-2, LLC	797,910	—
CBAM 2017-1, LTD	187,739	237,936
CBAM 2017-2, LTD	202,952	330,595
CBAM 2017-3, LTD	181,376	280,053
CBAM 2017-4, LTD	267,974	277,413
CBAM 2018-5, LTD	237,825	246,171
CBAM 2018-6, LTD	212,985	257,443
CBAM 2018-7, LTD	188,764	198,030
Gage Park, LLC	177,725	640,290
SCF Realty Capital Master Trust	—	66,832
Shawnee 1892, LLC	229,618	814,600
Shawnee 2021-1, LLC	767,178	—
Other	1,462,320	1,745,230

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2021 and 2020, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:

	December 31,
	2021	2020
	(In Thousands)

700 Edgewater Development, LLC	$209,689	$—
American Media & Entertainment	193,903	204,384
American Media Productions, LLC	400,000	400,000
Arch Portfolio Trust, LLC	204,000	238,000
Banner Creek Bridge, LLC	160,000	379,724
BH Luxury Residences, LLC	512,186	457,045
Bruce Park Portfolio Trust, LLC	208,000	—
Cain International, LLC	1,262,529	1,083,541
Canon Portfolio Trust, LLC	200,996	262,996
CBAM CLO Management, LLC	144,584	265,005
CI FCL Funding 2 PLC	262,999	214,184
Collins Park, LLC	199,506	264,437
DCP Rights, LLC	490,087	495,019
Eldridge Equipment Finance, LLC	181,834	174,413
GEC Finance, LLC	210,000	—
Kennedy-Wilson Holdings, LLC	237,919	—
LAISAH, LLC	458,906	458,906
Mason Portfolio Trust, LLC	138,000	239,000
Mayfair Portfolio Trust, LLC	217,000	215,000
Mirror Media IP Holdings, LLC	293,950	295,450
Oakridge Portfolio Trust, LLC	203,000	—
Oasis BH, LLC	335,480	308,943
Oneida Portfolio Trust, LLC	—	165,000
Original Narrative Library, LLC	211,569	208,650
Palmer Portfolio Trust	239,000	258,000
PD Holdings, LLC	210,000	265,000
Pinecrest Portfolio Trust, LLC	240,000	—
Potwin Place, LLC	210,000	—
Putnam Asset Holdings, LLC	240,000	261,000
Quinton Heights, LLC	210,000	147,000
Ridge Media Holdings, LLC	210,000	256,900
Steamboat Portfolio Trust, LLC	157,000	254,000
Three L Finance Holdings, LLC	201,850	226,224
Valence Media Partners, LLC	232,365	—
Vista Portfolio Trust, LLC	240,000	—
Wanamaker Portfolio Trust, LLC	239,000	265,000
Other	3,339,574	1,298,470

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $125.5 million, $108.3 million and $100.2 million for the years ended December 31, 2021, 2020 and 2019, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.
The Company invests in CLOs managed by CBAM and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $53.7 million and $49.0 million for the years ended December 31, 2021 and 2020, respectively.
The Company received $23.4 million, $21.1 million and $20.4 million for the years ended December 31, 2021, 2020 and 2019, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.
The Company paid fees of $188.6 million, $169.5 million and $147.4 million for the years ended December 31, 2021, 2020 and 2019, respectively, to SBBS for providing management and administrative services.
The Company paid fees of $22.1 million, $20.3 million and $17.7 million for the years ended December 31, 2021, 2020 and 2019, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company paid interest of $0.0 million, $62.9 million and $40.0 million for the years ended December 31, 2021, 2020 and 2019, respectively, to related parties on VIE debt and other loans with related parties.
In December 2021, the Company completed a transaction involving related parties to dispose of investments in certain CFEs with a fair value of $324.5 million at the transaction date. As a result, the Company recognized realized gains of $150.4 million, as well as an increase in VIE Debt of $183.3 million. As part of this transaction, the Company issued collateral loan investments to Brookville Industries, LLC and Meadowlark Funding, LLC, both related parties.
In December 2019, the Company completed a transaction involving related parties to dispose of investments in CFEs with a fair value of $1,027.1 million at the transaction date, resulting in deconsolidation of the CFEs. As part of this transaction, the Company issued a collateral loan investment to a related party (PD Holdings, LLC) and received both related (American Media Productions, LLC) and unrelated party bonds.
As of December 31, 2018, the Company held a short-term promissory loan of $421.4 million at a rate of 7.90% with a related party (LAISAH, LLC). During 2019 the related party refinanced this debt into a long-term bond, which the Company now holds, in the amount of $458.9 million at a rate of 7.375%.
During the fourth quarter of 2019, the Company reacquired from Shamrock Valley LLC, one of the two commercial mortgage loans sold in the prior year, as well as an additional bond in an unrelated issuer. The total carrying value of these investments was $273.3 million as of the year ended December 31, 2019. In addition, the Company assumed a delayed draw real estate loan contingency as part of the transaction. The total contingency amount was $60.4 million as of the year ended December 31, 2019 and is reported in Note 15.
The Company received $200.0 million and $580.4 million in capital contributions from SBLH during 2021 and 2020, respectively. The Company paid $0.0 million and $63.3 million in dividends to SBLH during 2021 and 2020, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized.
Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.
From 2011 through the first quarter of 2014, the Company had commission assignment arrangements in place with respect to certain of its FIAs (“Commission Assignment”). Under these arrangements, the Company assigned to third-parties, the obligation to pay commission on such policies, and paid such third-parties a level commission over time, but only if the policy was in force at the policy anniversary. The last of the Company’s Commission Assignment level payment obligations will end in early 2024. The Company had not recorded a liability for future amounts paid under its Commission Assignments as the “obligating events” (premium payments and policy persistency) had not yet occurred. Effective December 31, 2021, the NAIC revised its interpretation of SSAP No. 71 stating that when a commission is prepaid by another party, commission expenses must be recognized immediately for all future commission liabilities. The

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

implementation of this interpretation requires the recognition of any unpaid Commission Assignment liabilities, plus interest, with the corresponding adjustment being reflected in reduction to surplus as a change in accounting principle. The Company sought, and received, from the Kansas Insurance Department a permitted practice to permit it to delay recording an initial Commission Assignment liability from December 31, 2021 through September 30, 2022.
The consolidated impact of these practices on SBLIC statutory surplus, including the impact of income taxes, was to increase statutory surplus by $33.8 million and $132.0 million as of December 31, 2021 and 2020, respectively. The consolidated impact of these practices on statutory net income, including the impact of income taxes, was to increase statutory net income by $96.6 million and decrease statutory income by $44.6 million for the years ended December 31, 2021 and 2020, respectively.
Redundant statutory reserves relating to GLWB benefits on FIA contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $521.4 million and $518.5 million as of December 31, 2021 and 2020, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.
SBLIC total adjusted capital, including surplus notes (see Note 16), was $5,557.7 million and $4,154.2 million at December 31, 2021 and 2020, respectively. Statutory net income of the insurance operations was $987.8 million, $426.3 million, and $216.5 million for the years ended December 31, 2021, 2020, and 2019, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.
At December 31, 2021, SD had net capital of $45.5 million, which was $41.7 million in excess of its required net capital of $3.8 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.25 to 1 at December 31, 2021.
19. Subsequent Events
Subsequent events have been evaluated through April 26, 2022, which is the date the financial statements were issued.
In February 2022, the Company received a $200.0 million capital contribution from its parent, SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules
Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2021 and 2020, for each of the three years in the period ended December 31, 2021, and have issued our report thereon dated April 26, 2022 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules based on our audits.
In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri
April 26, 2022

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments
Other Than Investments in Related Parties

As of December 31, 2021

	December 31, 2021
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available for sale:	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$56,742	$58,834	$58,834
Obligations of government-sponsored
enterprises	166,850	172,553	172,553
Corporate	4,190,461	4,332,065	4,332,065
Foreign governments	—	—	—
Municipal obligations	38,678	44,229	44,229
Commercial mortgage-backed	73,278	76,544	76,544
Residential mortgage-backed	8,342	8,454	8,454
Collateralized debt obligations	6,475	7,683	7,683
Collateralized loan obligations	6,747,329	6,750,666	6,750,666
Redeemable preferred stock	113,673	130,485	130,485
Other asset backed	1,852,977	1,851,262	1,851,262
Total fixed maturity investments	$13,254,805	$13,432,775	$13,432,775

Equity securities:
Consumer	$308,092	$347,685	$347,685
Mutual funds	5,225	4,610	4,610
Preferred stocks	39,094	40,839	40,839
Total equity securities	$352,411	$393,134	$393,134

Securities Fair Value Option:
Fixed maturities	$53,403	$58,442	$58,442

Mortgage loans	540,096	567,919	538,237
Cash and cash equivalents	789,317	789,317	789,317
Short-term investments	257,841	257,886	257,886
Call options	820,333	820,333	820,333
Other invested assets	280,956	280,956	280,956
	$16,349,162	$16,600,762	$16,571,080

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2021 and 2020

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2021:
Life insurance	$779,546	$34,308,258	$—	$2,936,672
As of December 31, 2020:
Life insurance	836,477	31,453,322	—	2,452,288

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2021:
Life insurance	$235,928	$1,943,765	$1,195,704	$192,826	$405,445
As of December 31, 2020:
Life insurance	223,572	1,753,167	1,046,899	161,856	373,631

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance
Years Ended December 31, 2021, 2020 and 2019

	December 31, 2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$1,903,739	$1,897,225	$84,672	$91,186	93%
Premiums:
Life insurance	18,763	18,763	2,772	2,772	100
Annuity	4,368,317	147,680	10,616	4,231,253	0
Accident and Health Insurance	—	—	2	2	—
Total premiums	$4,387,080	$166,443	$13,390	$4,234,027	0%

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0
Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%

	December 31, 2019
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,088,844	$2,083,502	$74,096	$79,438	93%
Premiums:
Life insurance	20,973	20,973	3,387	3,387	100
Annuity	2,795,596	23,842	8,220	2,779,974	—
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,816,569	$44,815	$11,608	$2,783,362	—%

FINANCIAL STATEMENTS

Security Varilife Separate Account

Year Ended December 31, 2021

With Report of Independent Registered Public Accounting Firm

Security Varilife Separate Account

Financial Statements

Year Ended December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of Security Varilife Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Security Varilife Separate Account (the Separate Account), as of December 31, 2021 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Kansas City, Missouri

April 26, 2022

1

Appendix

Subaccounts comprising Security Varilife Separate Account

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2021
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2021
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2021

2

Security Varilife Separate Account

Statements of Net Assets

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values

Guggenheim VIF All Cap Value	16,662	$475,088	$642,003	$642,003	8,465	$75.80
Guggenheim VIF Large Cap Value	10,556	337,651	494,039	494,039	8,755	56.39
Guggenheim VIF Managed Asset Allocation	10,132	237,658	352,780	352,780	7,333	48.11
Guggenheim VIF StylePlus Large Core	20,943	749,962	1,189,354	1,189,354	17,223	69.04
Guggenheim VIF StylePlus Mid Growth	18,090	827,724	1,287,285	1,287,285	10,475	122.89
Guggenheim VIF Total Return Bond	3,056	49,276	52,657	52,657	2,077	25.34
Guggenheim VIF World Equity Income	25,052	294,770	444,425	444,425	7,742	57.40
Invesco V.I. Government Money Market	81,546	81,546	81,546	81,546	8,457	9.64
Neuberger Berman AMT Sustainable Equity	2,965	73,794	110,060	110,060	2,113	52.08

The accompanying notes are an integral part of these financial statements.

3

Security Varilife Separate Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2019	$420,679	$339,198	$342,980

Investment income (loss):
Dividend distributions	7,575	7,078	4,393
Investment Expenses:
Mortality and expense risk and administrative charges	(5,227)	(4,232)	(3,584)

Net investment income (loss)	2,348	2,846	809

Increase (decrease) in net assets from operations:
Capital gain distributions	22,483	24,087	16,941
Realized capital gain (loss) on investments	(1,325)	907	20,386
Change in unrealized appreciation (depreciation)	(14,834)	(22,017)	(6,071)

Net gain (loss) on investments	6,324	2,977	31,256

Net increase (decrease) in net assets from operations	8,672	5,823	32,065

Contract owner transactions:
Variable annuity deposits	27,472	13,197	5,379
Terminations, withdrawals and annuity payments	(9)	—	(54,532)
Transfers between subaccounts, net	53,741	50,002	—
Maintenance charges and mortality adjustments	(11,080)	(11,986)	(7,350)

Increase (decrease) in net assets from contract transactions	70,124	51,213	(56,503)

Total increase (decrease) in net assets	78,796	57,036	(24,438)

Net assets as of December 31, 2020	$499,475	$396,234	$318,542

Investment income (loss):
Dividend distributions	10,501	9,324	2,372
Investment Expenses:
Mortality and expense risk and administrative charges	(7,458)	(5,742)	(4,234)

Net investment income (loss)	3,043	3,582	(1,862)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,041	25	22,666
Realized capital gain (loss) on investments	3,455	5,295	3,124
Change in unrealized appreciation (depreciation)	118,366	91,385	11,232

Net gain (loss) on investments	124,862	96,705	37,022

Net increase (decrease) in net assets from operations	127,905	100,287	35,160

Contract owner transactions:
Variable annuity deposits	26,089	12,109	5,560
Terminations, withdrawals and annuity payments	(9)	(2,740)	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(11,457)	(11,851)	(6,482)

Increase (decrease) in net assets from contract transactions	14,623	(2,482)	(922)

Total increase (decrease) in net assets	142,528	97,805	34,238

Net assets as of December 31, 2021	$642,003	$494,039	$352,780

The accompanying notes are an integral part of these financial statements.

4

Security Varilife Separate Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2019	$816,432	$1,028,373	$44,182

Investment income (loss):
Dividend distributions	13,493	12,698	902
Investment Expenses:
Mortality and expense risk and administrative charges	(10,287)	(11,469)	(615)

Net investment income (loss)	3,206	1,229	287

Increase (decrease) in net assets from operations:
Capital gain distributions	35,383	45,520	—
Realized capital gain (loss) on investments	14,071	78,925	147
Change in unrealized appreciation (depreciation)	82,111	148,987	5,432

Net gain (loss) on investments	131,565	273,432	5,579

Net increase (decrease) in net assets from operations	134,771	274,661	5,866

Contract owner transactions:
Variable annuity deposits	32,220	22,772	1,966
Terminations, withdrawals and annuity payments	(31)	(15)	—
Transfers between subaccounts, net	8,732	(136,569)	2,694
Maintenance charges and mortality adjustments	(28,653)	(32,866)	(1,650)

Increase (decrease) in net assets from contract transactions	12,268	(146,678)	3,010

Total increase (decrease) in net assets	147,039	127,983	8,876

Net assets as of December 31, 2020	$963,471	$1,156,356	$53,058

Investment income (loss):
Dividend distributions	7,753	6,351	888
Investment Expenses:
Mortality and expense risk and administrative charges	(13,517)	(15,618)	(658)

Net investment income (loss)	(5,764)	(9,267)	230

Increase (decrease) in net assets from operations:
Capital gain distributions	108,033	166,104	1,448
Realized capital gain (loss) on investments	21,602	14,957	171
Change in unrealized appreciation (depreciation)	130,955	(30,506)	(2,737)

Net gain (loss) on investments	260,590	150,555	(1,118)

Net increase (decrease) in net assets from operations	254,826	141,288	(888)

Contract owner transactions:
Variable annuity deposits	29,262	22,343	2,006
Terminations, withdrawals and annuity payments	(30,300)	(15)	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(27,905)	(32,687)	(1,519)

Increase (decrease) in net assets from contract transactions	(28,943)	(10,359)	487

Total increase (decrease) in net assets	225,883	130,929	(401)

Net assets as of December 31, 2021	$1,189,354	$1,287,285	$52,657

The accompanying notes are an integral part of these financial statements.

5

Security Varilife Separate Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2019	$761,498	$82,645	$27,747

Investment income (loss):
Dividend distributions	9,193	175	296
Investment Expenses:
Mortality and expense risk and administrative charges	(6,271)	(1,026)	(897)

Net investment income (loss)	2,922	(851)	(601)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,212	—	3,256
Realized capital gain (loss) on investments	74,023	—	104
Change in unrealized appreciation (depreciation)	(101,406)	—	11,490

Net gain (loss) on investments	(24,171)	—	14,850

Net increase (decrease) in net assets from operations	(21,249)	(851)	14,249

Contract owner transactions:
Variable annuity deposits	44,697	3,419	39
Terminations, withdrawals and annuity payments	(19)	—	—
Transfers between subaccounts, net	(425,652)	—	50,000
Maintenance charges and mortality adjustments	(18,216)	(3,079)	(848)

Increase (decrease) in net assets from contract transactions	(399,190)	340	49,191

Total increase (decrease) in net assets	(420,439)	(511)	63,440

Net assets as of December 31, 2020	$341,059	$82,134	$91,187

Investment income (loss):
Dividend distributions	6,246	5	181
Investment Expenses:
Mortality and expense risk and administrative charges	(5,054)	(1,019)	(1,274)

Net investment income (loss)	1,192	(1,014)	(1,093)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,986
Realized capital gain (loss) on investments	3,668	—	584
Change in unrealized appreciation (depreciation)	65,542	—	18,170

Net gain (loss) on investments	69,210	—	20,740

Net increase (decrease) in net assets from operations	70,402	(1,014)	19,647

Contract owner transactions:
Variable annuity deposits	44,607	3,293	38
Terminations, withdrawals and annuity payments	(19)	—	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(11,624)	(2,867)	(812)

Increase (decrease) in net assets from contract transactions	32,964	426	(774)

Total increase (decrease) in net assets	103,366	(588)	18,873

Net assets as of December 31, 2021	$444,425	$81,546	$110,060

The accompanying notes are an integral part of these financial statements.

6

Security Varilife Separate Account

Notes to Financial Statements

December  31, 2021

1. Organization and Significant Accounting Policies

Security Varilife Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

7

Security Varilife Separate Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2021, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF All Cap Value	$36,583	$15,876
Guggenheim VIF Large Cap Value	21,005	19,880
Guggenheim VIF Managed Asset Allocation	29,197	9,315
Guggenheim VIF StylePlus Large Core	134,334	61,008
Guggenheim VIF StylePlus Mid Growth	183,046	36,568
Guggenheim VIF Total Return Bond	4,206	2,041
Guggenheim VIF World Equity Income	45,842	11,686
Invesco V.I. Government Money Market	3,137	3,725
Neuberger Berman AMT Sustainable Equity	2,194	2,075

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2021, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this,

8

Security Varilife Separate Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The COVID-19 pandemic has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses (including supply chain interruptions), decreases in consumer mobility and activity, increases in unemployment rates and downturns in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. SBL’s business has been affected in various ways, including the operations. SBL cannot predict the length and severity of the COVID-19 pandemic or its effects on SBL.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2021.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.90% of the average daily net asset value of each contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.35% of the average daily net assets of each account.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state and local premium taxes is deducted from each premium payment as provided by pertinent state law.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

A deduction for cost of insurance and cost of any riders is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk

9

Security Varilife Separate Account

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737, less the accumulated value at the beginning of the month.

10

Security Varilife Separate Account

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2021 and 2020, were as follows:

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Guggenheim VIF All Cap Value	352	(144)	208	1,855	(594)	1,261
Guggenheim VIF Large Cap Value	242	(296)	(54)	1,423	(224)	1,199
Guggenheim VIF Managed Asset Allocation	107	(128)	(21)	127	(1,577)	(1,450)
Guggenheim VIF StylePlus Large Core	351	(831)	(480)	1,663	(1,556)	107
Guggenheim VIF StylePlus Mid Growth	115	(204)	(89)	1,039	(2,731)	(1,692)
Guggenheim VIF Total Return Bond	77	(58)	19	188	(63)	125
Guggenheim VIF World Equity Income	753	(154)	599	984	(10,638)	(9,654)
Invesco V.I. Government Money Market	338	(293)	45	346	(311)	35
Neuberger Berman AMT Sustainable Equity	1	(17)	(16)	1,390	(24)	1,366

11

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2021, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Guggenheim VIF All Cap Value
2021	8,465	75.80	642,003	0.02	1.25	25.37
2020	8,257	60.46	499,475	0.02	1.25	0.60
2019	6,996	60.10	420,679	1.51	1.25	22.20
2018	6,718	49.18	330,603	1.17	1.25	(11.75)
2017	6,470	55.73	360,791	1.03	1.25	13.34
Guggenheim VIF Large Cap Value
2021	8,755	56.39	494,039	0.02	1.25	25.45
2020	8,809	44.95	396,234	0.02	1.25	0.92
2019	7,610	44.54	339,198	1.77	1.25	20.31
2018	7,617	37.02	282,222	1.41	1.25	(10.67)
2017	7,706	41.44	319,566	1.33	1.25	14.38
Guggenheim VIF Managed Asset Allocation
2021	7,333	48.11	352,780	0.01	1.25	11.06
2020	7,354	43.32	318,542	0.01	1.25	11.19
2019	8,804	38.96	342,980	1.72	1.25	18.60
2018	9,431	32.85	309,786	1.44	1.25	(6.91)
2017	9,420	35.29	332,372	1.49	1.25	12.96
Guggenheim VIF StylePlus Large Core
2021	17,223	69.04	1,189,354	0.01	1.25	26.89
2020	17,703	54.41	963,471	0.02	1.25	17.29
2019	17,596	46.39	816,432	2.18	1.25	28.36
2018	17,860	36.14	645,640	1.70	1.25	(7.74)
2017	18,777	39.17	735,697	1.23	1.25	20.67

12

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Guggenheim VIF StylePlus Mid Growth
2021	10,475	122.89	1,287,285	0.01	1.25	12.26
2020	10,564	109.47	1,156,356	0.01	1.25	30.46
2019	12,256	83.91	1,028,373	0.87	1.25	31.05
2018	12,405	64.03	794,288	1.44	1.25	(8.27)
2017	12,675	69.80	884,679	0.98	1.25	23.10
Guggenheim VIF Total Return Bond
2021	2,077	25.34	52,657	0.02	1.25	(1.67)
2020	2,058	25.77	53,058	0.02	1.25	12.78
2019	1,933	22.85	44,182	2.70	1.25	3.16
2018	1,916	22.15	42,446	4.38	1.25	(0.14)
2017	1,895	22.18	42,040	3.82	1.25	5.42
Guggenheim VIF World Equity Income
2021	7,742	57.40	444,425	0.02	1.25	20.21
2020	7,143	47.75	341,059	0.02	1.25	5.32
2019	16,797	45.34	761,498	2.84	1.25	19.88
2018	16,392	37.82	619,859	3.03	1.25	(9.30)
2017	16,081	41.70	670,603	2.88	1.25	13.62
Invesco V.I. Government Money Market
2021	8,457	9.64	81,546	0.00	1.25	(1.23)
2020	8,412	9.76	82,134	0.00	1.25	(1.11)
2019	8,377	9.87	82,645	1.62	1.25	0.41
2018	8,365	9.83	82,220	1.28	1.25	—
2017	8,344	9.83	81,988	0.31	1.25	(0.91)
Neuberger Berman AMT Sustainable Equity
2021	2,113	52.08	110,060	0.00	1.25	21.63
2020	2,129	42.82	91,187	0.01	1.25	17.80
2019	763	36.35	27,747	0.29	1.25	23.98
2018	772	29.32	22,644	0.23	1.25	(7.10)
2017	905	31.56	28,581	0.35	1.25	16.63

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Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

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